Significant accounting policies (Policies)	12 Months Ended
Jun. 30, 2023
Significant accounting policies
Basis of preparation of financial results

Basis of preparation of financial results

The consolidated financial statements are prepared using the historic cost convention except that, certain items, including derivative instruments, financial assets at fair value through profit or loss and financial assets designated at fair value through other comprehensive income, are stated at fair value. The consolidated financial results are presented in rand, which is Sasol Limited’s functional and presentation currency, rounded to the nearest million, unless indicated otherwise.

The consolidated financial statements are prepared on the going concern basis.

Turnover

Revenue from contracts with customers is recognised when the control of goods or services has transferred to the customer through the satisfaction of a performance obligation. Group performance obligations are satisfied at a point in time and over time, however the Group mainly satisfies its performance obligations at a point in time. For further information on revenue recognition, refer to Segment information on pages 18 to 19.

2	Turnover continued

Revenue recognised reflects the consideration that the Group expects to be entitled to for each distinct performance obligation after deducting indirect taxes, rebates and trade discounts and consists primarily of the sale of fuels, oil, natural gas and chemical products, services rendered, license fees and royalties. The Group allocates revenue based on stand-alone selling prices.

Purchases and sales of inventory with the same counterparty that are entered into in contemplation of one another to facilitate sales to customers are combined and recorded on a net basis when the items exchanged are similar in nature.

Revenue from arrangements that are not considered contracts with customers, mainly pertaining to franchise rentals, use of fuel tanks and fuel storage, is presented as revenue from other contracts.

The period between the transfer of the goods and services to the customer and the payment by the customer does not exceed 12 months and the Group does not adjust for time value of money.

Remeasurement items affecting operating profit

Remeasurement items are amounts recognised in profit or loss relating to any change (whether realised or unrealised) in the carrying amount of non-current assets or liabilities that are less closely aligned to the normal operating or trading activities of the Group such as the impairment of non-current assets, profit or loss on disposal of non-current assets including businesses and equity accounted investments, and scrapping of assets.

The Group’s non-financial assets, other than inventories and deferred tax assets, are reviewed at each reporting date or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable, to determine whether there is any indication of impairment. An impairment test is performed on all goodwill, intangible assets not yet in use and intangible assets with indefinite useful lives at each reporting date.

The recoverable amount of an asset or cash generating unit is defined as the amount that reflects the greater of the fair value less costs of disposal and value-in-use that can be attributed to an asset as a result of its ongoing use by the entity. Value-in-use is estimated using a discounted cash flow model. The future cash flows are adjusted for risks specific to the asset and is adjusted where applicable to take into account any specific risks relating to the country where the asset or cash-generating unit is located. The rate applied in each country is reassessed each year. The recoverable amount may be adjusted to take into account recent market transactions for a similar asset.

Some assets are an integral part of the value chain but are not capable of generating independent cash flows because there is no active market for the product streams produced from these assets, or the market does not have the ability to absorb the product streams produced from these assets or it is not practically possible to access the market due to infrastructure constraints that would be costly to construct. Product streams produced by these assets form an input into another process and accordingly do not have an active market. These assets are classified as corporate assets in terms of IAS 36 when their output supports the production of multiple product streams that are ultimately sold into an active market.

The Group’s corporate assets are allocated to the relevant cash-generating unit based on a cost or volume contribution metric. Costs incurred by the corporate asset are allocated to the appropriate cash generating unit at cost. If there is an indication that a corporate asset may be impaired, then the recoverable amount is determined for the cash-generating unit to which the corporate asset belongs.

In Southern Africa, the coal value chain starts with feedstock mined in Secunda and Sasolburg and continues along the integrated processes of the operating business units, ultimately resulting in fuels and chemicals-based product lines. Similarly, the gas value chain starts with the feedstock obtained in Mozambique and continues along the conversion processes in Secunda and Sasolburg, ultimately resulting in fuels and chemicals-based product lines.

The groups of assets which support the different product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In the US, the ethylene value chain results in various chemicals-based product lines, sold into active markets. The assets which support the different chemicals-based product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In Europe, the identification of separate cash-generating units is based on the various product streams that have the ability to be sold into active markets by the European business units.

Certain products are sometimes produced incidentally from the main conversion processes and can be sold into active markets. When this is the case, the assets that are directly attributable to the production of these products, are classified as separate cash-generating units. The cost of conversion of these products is compared against the revenue when assessing the asset for impairment.

8	Remeasurement items affecting operating profit continued

Exploration assets are tested for impairment when development of the property commences or whenever facts and circumstances indicate impairment. An impairment loss is recognised for the amount by which the exploration assets carrying amount exceeds their recoverable amount.

When the Group loses control over a subsidiary, it derecognises the assets and liabilities of the subsidiary, and any related non-controlling interest and other components of equity. Any resulting gain or loss is recognised in profit or loss. Any interest retained in the former subsidiary is measured at fair value when control is lost. Any gain or loss on disposal will comprise that attributed to the portion disposed of and the remeasurement of the portion retained.

Income tax charge

The income tax charge is determined based on net income before tax for the year and includes current tax, deferred tax and dividend withholding tax.

The current tax charge is the tax payable on the taxable income for the financial year applying enacted or substantively enacted tax rates and includes any adjustments to tax payable in respect of prior years.

Deferred tax is provided for using the liability method, on all temporary differences between the carrying amount of assets and liabilities for accounting purposes and the amounts used for tax purposes and on any tax losses using enacted or substantively enacted tax rates at the reporting date that are expected to apply when the asset is realised or liability settled. The decrease in the South African corporate tax rate is considered substantively enacted and is effective from 1 July 2022.

Deferred tax assets and liabilities are offset when the related income taxes are levied by the same taxation authority, there is a legally enforceable right to offset and there is an intention to settle the balances on a net basis.

Treasury shares

When Sasol Limited’s shares are repurchased by a subsidiary, the amount of consideration paid, including directly attributable costs, is recognised as a deduction from shareholders’ equity. Repurchased shares are classified as treasury shares and are disclosed as a deduction from total equity. Where such shares are subsequently reissued, any consideration received is included in the statement of changes in equity.

Long-term debt

Debt, which constitutes a financial liability, includes short-term and long-term debt. Debt is initially recognised at fair value, net of transaction costs incurred and is subsequently stated at amortised cost using the effective interest rate method. Debt is classified as short-term unless the borrowing entity has an unconditional right to defer settlement of the liability for at least 12 months after the reporting date.

Debt is derecognised when the obligation in the contract is discharged, cancelled or has expired. Premiums or discounts arising from the difference between the fair value of debt raised and the amount repayable at maturity date are charged to the income statement as finance expenses based on the effective interest rate method. A debt modification gain or loss is recognised immediately when a debt measured at amortised cost has been modified. The convertible bonds are hybrid financial instruments consisting of a non-derivative host representing the obligation to make interest payments and to deliver cash to the holder on redemption of the bond (‘the bond component’); and a conversion feature which is accounted for as an embedded derivative financial liability. The bond component was recognised at fair value at inception date. The fair value was determined by subtracting the fair value attributable to the embedded derivative from the fair value of the combined instrument. The bond component is measured subsequently at amortised cost using the effective interest rate of 8,5%. The option component is recognised as a derivative financial liability, measured at fair value, with changes in fair value recorded in profit or loss and reported separately in the statement of financial position in long-term financial liabilities.

Leases

At contract inception all arrangements are assessed to determine whether it is, or contains, a lease. At the commencement date of the lease, the Group recognises lease liabilities measured at the present value of lease payments to be made over the lease term. The lease payments include:

●	fixed payments (including in-substance fixed payments) less any lease incentives receivable;
●	variable lease payments that depend on an index or a rate;
●	amounts expected to be paid under residual value guarantees;
●	the exercise price of a purchase option reasonably certain to be exercised;
●	payments of penalties for terminating the lease, if the lease term reflects the Group exercising the option to terminate; and
●	lease payments to be made under reasonably certain extension options.

Variable lease payments that do not depend on an index or a rate are recognised as expenses (unless they are capitalised as part of the cost of inventories or assets under construction) in the period in which the event or condition that triggers the payment occurs.

In calculating the present value of lease payments, the Group uses its incremental borrowing rate at the lease commencement date because the interest rate implicit in the lease is generally not readily determinable. The incremental borrowing rate is the rate that the Group would have to pay to borrow the funds necessary to obtain an asset of similar value to the right of use asset in a similar economic environment with similar terms, security and conditions.

After the commencement date, finance cost is charged to profit or loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period.

The carrying amount of lease liabilities is remeasured if there is a modification, a change in the lease term, a change in the lease payments (e.g., changes to future payments resulting from a change in an index or rate used to determine such lease payments) or a change in the assessment of an option to purchase the underlying asset.

The Group applies the recognition exemptions to short-term leases (i.e., those leases that have a lease term of 12 months or less from the commencement date and do not contain a purchase option) and leases of assets that are considered to be low value. Lease payments on short-term leases and leases of low-value assets are recognised as expenses over the lease term.

15	Leases continued

Right of use assets are measured at cost, less any accumulated depreciation and impairment losses, and adjusted for any remeasurement of lease liabilities. The cost of right of use assets includes:

●	the amount of the initial measurement of lease liability;
●	any lease payments made at or before the commencement date less any lease incentives received;
●	any initial direct costs; and
●	restoration costs.

Right of use assets are generally depreciated over the shorter of the asset’s useful life and the lease term on a straight-line basis. If the Group is reasonably certain to exercise a purchase option, the right of use asset is depreciated over the underlying asset’s useful life. The depreciation charge is recognised in the income statement unless it is capitalised as part of the cost of inventories or assets under construction.

The right of use assets are also subject to impairment. Refer to the accounting policies in note 8 on Remeasurement items affecting profit or loss.

Where the Group transfers control of an asset to another entity (buyer-lessor) and leases that same asset back from the buyer-lessor, the Group derecognises the underlying asset and recognises a right-of-use asset at the proportion of the previous carrying amount of the transferred asset that relates to the right of use retained by the Group. The Group also recognises a lease liability measured at the present value of all expected future lease payments with the resulting gain or loss being included in remeasurement items.

Property, Plant and Equipment

Property, plant and equipment is stated at cost less accumulated depreciation and accumulated impairment losses. Land is not depreciated.

When plant and equipment comprises major components with different useful lives, these components are accounted for as separate items.

Depreciation of mineral assets on producing oil and gas properties is based on the units-of-production method calculated using estimated proved developed reserves.

Life-of-mine coal assets are depreciated using the units-of-production method and is based on proved and probable reserves assigned to that specific mine (accessible reserves) or complex which benefits from the utilisation of those assets. Other coal mining assets are depreciated on the straight-line method over their estimated useful lives.

Depreciation of property acquisition costs, capitalised as part of mineral assets in property, plant and equipment, is based on the units-of-production method calculated using estimated proved reserves.

Property, plant and equipment, other than mineral assets, is depreciated to its estimated residual value on a straight-line basis over its expected useful life.

Assets under construction

Assets under construction

Assets under construction include land and expenditure capitalised for work in progress in respect of activities to develop, expand or enhance items of property, plant and equipment. The cost of self-constructed assets includes expenditure on materials, direct labour and an allocated proportion of project overheads. Cost also includes the estimated costs of dismantling and removing the assets and site rehabilitation costs to the extent that they relate to the construction of the asset as well as gains or losses on qualifying cash flow hedges attributable to that asset. When regular major inspections are a condition of continuing to operate an item of property, plant and equipment, and plant shutdown costs will be incurred, an estimate of these shutdown costs are included in the carrying value of the asset at initial recognition. Land acquired, as well as costs capitalised for work in progress in respect of activities to develop, expand or enhance items of property, plant and equipment are classified as part of assets under construction.

Finance expenses in respect of specific and general borrowings are capitalised against qualifying assets as part of assets under construction. Where funds are borrowed specifically for the purpose of acquiring or constructing a qualifying asset, the amount of finance expenses eligible for capitalisation on that asset is the actual finance expenses incurred on the borrowing during the period less any investment income on the temporary investment of those borrowings.

Where funds are made available from general borrowings and used for the purpose of acquiring or constructing qualifying assets, the amount of finance expenses eligible for capitalisation is determined by applying a capitalisation rate to the expenditures on these assets. The capitalisation rate of 6,7% (2022 – 5,5)% is calculated as the weighted average of the interest rates applicable to the borrowings of the Group that are outstanding during the period, including borrowings made specifically for the purpose of obtaining qualifying assets once the specific qualifying asset is ready for its intended use. The amount of finance expenses capitalised will not exceed the amount of borrowing costs incurred.

Equity accounted investments

The financial results of associates and joint ventures are included in the Group’s results according to the equity method from acquisition date until the disposal date. Associates and joint ventures whose financial year-ends are within three months of 30 June are included in the consolidated financial statements using their most recently audited financial results. Adjustments are made to the associates’ and joint ventures financial results for material transactions and events in the intervening period.

Joint operations

The Group recognises its share of any jointly held or incurred assets, liabilities, revenues and expenses along with the Group’s income from the sale of its share of the output and any liabilities and expenses that the Group has incurred in relation to the joint operation. These have been incorporated in the financial statements under the appropriate headings.

Subsidiaries

Control is obtained when Sasol is exposed, or has rights, to variable returns from its involvement with the subsidiary and has the ability to affect those returns through our power over the subsidiary.

The financial results of all entities that have a functional currency different from the presentation currency of their parent entity are translated into the presentation currency. Income and expenditure transactions of foreign operations are translated at the average rate of exchange for the year except for significant individual transactions which are translated at the exchange rate ruling at that date. All assets and liabilities, including fair value adjustments and goodwill arising on acquisition, are translated at the rate of exchange ruling at the reporting date. Differences arising on translation are recognised as other comprehensive income and are included in the foreign currency translation reserve until there is a disposal of the foreign operation. When a foreign operation is disposed of in its entirety or partially such that control, significant influence or joint control is lost, the cumulative amount in the translation reserve related to that foreign operation is reclassified to profit or loss as part of the gain or loss on disposal and included in remeasurement items.

Inventories

Inventories are stated at the lower of cost and net realisable value. Cost includes expenditure incurred in acquiring, manufacturing and transporting the inventory to its present location. Manufacturing costs include an allocated portion of production overheads which are directly attributable to the cost of manufacturing such inventory. The allocation is determined based on the greater of normal production capacity and actual production. The costs attributable to any inefficiencies in the production process are charged to the income statement as incurred.

By-products are incidental to the manufacturing processes, are usually produced as a consequence of the main product stream, and are immaterial to the Group. Revenue from sale of by-products is offset against the cost of the main products.

Cost is determined as follows:

Crude oil and other raw materials	First-in-first-out valuation method (FIFO)
Process, maintenance and other materials	Weighted average purchase price
Work-in-progress	Manufacturing costs incurred
Manufactured products including consignment inventory	Manufacturing costs according to FIFO

Trade and other receivables

Trade and other receivables are recognised initially at transaction price and subsequently stated at amortised cost using the effective interest rate method, less impairment losses. A simplified expected credit loss model is applied for recognition and measurement of impairments in trade receivables, where expected lifetime credit losses are recognised from initial recognition, with changes in loss allowances recognised in profit and loss. The Group did not use a provisional matrix. Trade and other receivables are written off where there is no reasonable expectation of recovering amounts due. The trade receivables do not contain a significant financing component.

Trade and other payables

Trade and other payables are initially recognised at fair value and subsequently stated at amortised cost. Capital project related payables are excluded from working capital, as the nature and risks of these payables are not considered to be aligned to operational trade payables.

Cash and cash equivalents

Cash includes cash on hand and demand deposits that can be withdrawn at any time without prior notice or penalty.

Cash equivalents include short-term highly liquid investments with a maturity period of three months or less at date of purchase.

Cash restricted for use comprises cash and cash equivalents which are not available for general use by the Group, including amounts held in escrow, trust or other separate bank accounts.

Cash, cash equivalents and cash restricted for use are stated at carrying amount which is deemed to be fair value.

Bank overdrafts that are repayable on demand and that are integral to the Group's cash management are offset against cash and cash equivalents in the statement of cash flows.

The Statement of cash flows is presented on the direct method. Notes are supplied as supplemental information to the Statement of cash flows. Finance income and expenses and dividends received and paid are presented under operating activities in the Statement of cash flows.

Provisions

Estimated long-term environmental provisions, comprising pollution control, rehabilitation and mine closure, are based on the Group’s environmental policy taking into account current technological, environmental and regulatory requirements. The provision for rehabilitation is recognised as and when the environmental liability arises. To the extent that the obligations relate to the construction of an asset, they are capitalised as part of the cost of those assets. The effect of subsequent changes to assumptions in estimating an obligation for which the provision was recognised as part of the cost of the asset is adjusted against the asset. Any subsequent changes to an obligation which did not relate to the initial construction of a related asset are charged to the income statement. The increase in discounted long-term provisions as a result of the passage of time is recognised as a finance expense in the income statement.

The estimated present value of future decommissioning costs, taking into account current environmental and regulatory requirements, is capitalised as part of property, plant and equipment, to the extent that they relate to the construction of the asset, and the related provisions are raised. These estimates are reviewed at least annually.

Deferred tax is recognised on the temporary differences in relation to both the asset to which the obligation relates to and rehabilitation provision.

Termination benefits are recognised as a liability at the earlier of the date of recognition of restructuring costs or when the Group is demonstrably committed, without realistic possibility of withdrawal, to a formal detailed plan to either terminate employment before normal retirement date, or to provide termination benefits as a result of an offer made to encourage voluntary redundancy. In the case of an offer to encourage voluntary redundancy, the termination benefits are measured based on the number of employees expected to accept the offer. Benefits that are expected to be wholly settled more than 12 months after the end of the reporting period are discounted to their present value.

Post-retirement benefit obligations

The Group operates or contributes to defined contribution pension plans and defined benefit pension plans for its employees in certain of the countries in which it operates. These plans are generally funded through payments to trustee-administered funds as determined by annual actuarial calculations.

Defined contribution pension plans are plans under which the Group pays fixed contributions into a separate legal entity and has no legal or constructive obligation to pay further amounts. Contributions to defined contribution pension plans are charged to the income statement as an employee expense in the period in which the related services are rendered by the employee.

The Group’s net obligation in respect of defined benefit pension plans is actuarially calculated separately for each plan by deducting the fair value of plan assets from the gross obligation for post-retirement benefits. The gross obligation is determined by estimating the future benefit attributable to members in return for services rendered to date.

This future benefit is discounted to determine its present value, using discount rates based on government bonds for South African obligations, and corporate bonds in Europe and the US, that have maturity dates approximating the terms of the Group’s obligations and which are denominated in the currency in which the benefits are expected to be paid. Independent actuaries perform this calculation annually using the projected unit credit method.

Defined contribution members employed before 2009 have an option to purchase a defined benefit pension with their member share. This option gives rise to actuarial risk, and as such, these members are accounted for as part of the defined benefit fund and are disclosed as such.

Past service costs are charged to the income statement at the earlier of the following dates:

●	when the plan amendment or curtailment occurs; or
●	when the Group recognises related restructuring costs or termination benefits.

Actuarial gains and losses arising from experience adjustments and changes to actuarial assumptions, the return on plan assets (excluding amounts included in net interest on the defined benefit liability/(asset)) and any changes in the effect of the asset ceiling (excluding amounts included in net interest on the defined benefit liability/(asset)) are remeasurements that are recognised in other comprehensive income in the period in which they arise.

Where the plan assets exceed the gross obligation, the asset recognised is limited to the lower of the surplus in the defined benefit plan and the asset ceiling, determined using a discount rate based on government bonds.

Surpluses and deficits in the various plans are not offset.

32	Post-retirement benefit obligations continued

The entitlement to healthcare benefits is usually based on the employee remaining in service up to retirement age and the completion of a minimum service period. The expected costs of these benefits are accrued on a systematic basis over the expected remaining period of employment, using the accounting methodology described in respect of defined benefit pension plans above. Independent actuaries perform the calculation of this obligation annually.

Share-based payment transactions

The equity-settled schemes allow certain employees the right to receive ordinary shares in Sasol Limited after a prescribed period. Such equity-settled share-based payments are measured at fair value at the date of the grant. The fair value determined at the grant date of the equity-settled share-based payments is charged as employee costs, with a corresponding increase in equity, on a straight-line basis over the period that the employees become unconditionally entitled to the shares, based on management’s estimate of the shares that will vest and adjusted for the effect of non-market-based vesting conditions. These equity-settled share-based payments are not subsequently revalued.

To the extent that an entity grants shares or share options in a BEE transaction and the fair value of the cash and other assets received is less than the fair value of the shares or share options granted, such difference is charged to the income statement in the period in which the transaction becomes effective. Where the BEE transaction includes service conditions, the difference will be charged to the income statement over the period of these service conditions. Trickle dividends paid to participants during the transaction term are taken into account in measuring the fair value of the award. As the funds to pay the trickle dividend are leaving the Company, a corresponding share of earnings will be allocated to the non-controlling shareholders.

Derivative financial instruments and hedging activities
37	Financial risk management and financial instruments

37.1Financial instruments classification and fair value measurement

The following table shows the classification, carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. When measuring the fair value of an asset or a liability, the Group uses observable market data as far as possible. Fair values are categorised into different levels in a fair value hierarchy based on the inputs used in the valuation techniques as follows:

Level 1Quoted prices in active markets for identical assets or liabilities.

Level 2Inputs other than quoted prices that are observable for the asset or liability (directly or indirectly).

Level 3Inputs for the asset or liability that are unobservable.

		Carrying		Carrying
		value	Fair value	value	Fair value	Fair value
		2023	2023	2022	2022	hierarchy
Financial instrument	Note	Rm	Rm	Rm	Rm	of inputs
Financial assets
At amortised cost
Long-term restricted cash[6]		1 447	1 447	1 531	1 531	Level 1[1]
Long-term receivables	18	2 803	2 803	3 023	3 023	Level 3[2]
Trade and other receivables	23	30 915	30 915	38 936	38 936	Level 3[3]
Cash and cash equivalents	26	53 926	53 926	43 140	43 140	Level 1[1]
At fair value through profit or loss
Long-term and short-term financial assets		2 225	2 225	868	868
Commodity and currency derivative assets		472	472	247	247	Level 2
Oxygen supply contract embedded derivative assets		516	516	621	621	Level 3
Other short-term investments		1 237	1 237	—	—	Level 1[1]
Designated at fair value through other comprehensive income
Investments in listed securities[6]		701	701	480	480	Level 1[4]
Investments in unlisted securities[6]		12	12	13	13	Level 3[5]
Financial liabilities
At amortised cost
Total long-term debt	14	124 068	116 533	104 834	98 491
Listed long-term debt (Bonds issued)[7]		90 248	82 768	78 076	71 667	Level 1[4]
Listed convertible bonds		12 238	12 072	—	—	Level 3[8]
Unlisted long-term debt[7]		21 582	21 693	26 758	26 824	Level 3[2]
Lease liabilities	15	16 297		16 034
Short-term debt and bank overdraft		238	238	255	255	Level 3[3]
Trade and other payables	24	35 118	35 118	39 873	39 873	Level 3[3]
At fair value through profit or loss
Long-term and short-term financial liabilities		3 397	3 397	7 127	7 127
Commodity and currency derivative liabilities		1 102	1 102	6 845	6 845	Level 2
Convertible bond embedded derivative liability		1 302	1 302	—	—	Level 3
Oxygen supply contract embedded derivative liabilities		993	993	282	282	Level 3
1	The carrying value of cash, other short-term deposits and other short-term investments is considered to reflect its fair value.

37	Financial risk management and financial instruments continued

37.1Financial instruments classification and fair value measurement continued

2	Determined with a discounted cash flow model using market related interest rates.
3	The fair value of these instruments approximates their carrying value, due to their short-term nature.
4	Based on quoted market price for the same instrument.
5	Determined using discounted cash flows modelling forecasted earnings, capital expenditure and debt cash flows of the underlying business, based on the forecasted assumptions of inflation, exchange rates, commodity prices and an appropriate WACC for the region.
6	Presented as part of Other long-term investments on the Statement of financial position.
7	Includes unamortised loan costs.
8	The fair value of the amortised cost component of the US$Convertible Bond is based on the quoted price of the instrument after separating the fair value of the derivative component.

There were no transfers between levels for recurring fair value measurements during the year.

Commodity and currency derivative assets and liabilities

Valued using forward rate interpolator model, appropriate currency specific discount curve, discounted expected cash flows and numerical approximation as appropriate. Significant inputs include forward exchange contracted rates, market foreign exchange rates, forward contract rates and market commodity prices such as crude oil prices, coal prices and ethane prices. A weakening of the assumed rand/US$ exchange rate will result in additional losses of R964 million.

Oxygen supply contract embedded derivative assets and liabilities

Relates to the US labour and inflation index and ZAR/EUR exchange rate embedded derivatives contained in the SO long-term gas supply agreements. The following table reconciles the opening and closing balance of the net embedded derivative asset/(liability):

	2023	2022
for the year ended 30 June	Rm	Rm
Balance at the beginning of the year	339	373
Amounts settled during the year	(22)	(98)
Fair value loss recognised in other operating expenses and income	(794)	64
Balance at the end of the year	(477)	339

37	Financial risk management and financial instruments continued

37.1Financial instruments classification and fair value measurement continued

The fair value of the embedded derivative is impacted by a number of observable and unobservable variables at valuation date. The embedded derivative was valued using a forward rate interpolator model, discounted expected cash flows and numerical approximation, as appropriate. Significant inputs include US PPI index, US labour index, US dollar and ZAR treasury curves, Rand zero swap discount rate, and interpolated EUR/ZAR forward rate. The sensitivities provided below reflect the impact on fair value through profit or loss as a result of movements in the significant input variables utilised for valuation purposes:

	Increase/(decrease) in profit or
	loss
	Change	2023	2022
Input	in input	Rm	Rm
Rand/US$ Spot price	+R1/US$	(478)	(513)
	-R1/US$	478	513
US$ Swap curve	+0,10%	87	86
	-0,10%	(89)	(87)
Rand Swap curve	+1,00%	(734)	(786)
	-1,00%	848	911

Convertible bond embedded derivative liability

Relates to the embedded derivative contained in the US$750 million convertible bond issued on 8 November 2022. The following table reconciles the opening and closing balance of the embedded derivative liability:

	2023	2022
for the year ended 30 June	Rm	Rm
Recognition of embedded derivative upon issue of bond	2 089	—
Fair value loss recognised in other operating expenses and income	(867)	—
Translation of foreign operations	80	—
Balance at the end of the year	1 302	—

The embedded derivative was valued at 30 June 2023 and at inception date using quoted bond market prices and binomial tree approach. Significant inputs include conversion price (US$19,86; inception: US$20,39), spot share price (R233,26; inception R285,95), converted to USD at the prevailing USD/ZAR FX spot rate (R18,83/US$; inception: R18,23/US$), observable bond market price (94,7% of par; inception: 100% of par), credit spread (460bps; inception: 427bps) and volatility (27,84%; inception 28,44%). Although many inputs into the valuation are observable, the valuation method separates the fair value of the derivative from the quoted fair value of the US$ Convertible Bond by adjusting certain observable inputs. These adjustments require the application of judgement and certain estimates. Changes in the relevant inputs impact the fair value gains and losses recognised. This instrument is most sensitive to changes in the calibrated volatility and credit spread. The sensitivities provided below reflect the impact on fair value through profit or loss as a result of movements in key inputs:

		Increase/(decrease) in profit or
		loss
	Change	2023	2022
Input	in input	Rm	Rm
Credit spread	+100bps	(433)	—
	-100bps	455	—
Calibrated volatility	+5%	(377)	—
	-5%	364	—

There was no change in valuation techniques compared to the previous financial year.

37	Financial risk management and financial instruments continued
37.2	Financial risk management

The Group is exposed in varying degrees to a number of financial instrument related risks. The Group Executive Committee (GEC) has the overall responsibility for the establishment and oversight of the Group’s risk management framework. The GEC established the Safety Committee, which is responsible for providing the Board with the assurance that significant business risks are systematically identified, assessed and reduced to acceptable levels. A comprehensive risk management process has been developed to continuously monitor and assess these risks. Based on the risk management process Sasol refined its hedging policy and the Board appointed a subcommittee, the Audit Committee, that meets regularly to review and, if appropriate, approve the implementation of hedging strategies for the effective management of financial market related risks.

The Group has a central treasury function that manages the financial risks relating to the Group’s operations.

Capital allocation

The Group’s objectives when managing capital (which includes share capital, borrowings, working capital and cash and cash equivalents) is to maintain a flexible capital structure that reduces the cost of capital to an acceptable level of risk and to safeguard the Group’s ability to continue as a going concern while taking advantage of strategic opportunities in order to grow shareholder value sustainably.

The Group manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, repurchase shares currently issued, issue new shares, issue new debt, issue new debt to replace existing debt with different characteristics and/or sell assets to reduce debt.

The Group monitors capital utilising a number of measures, including the gearing ratio (net debt to shareholders’ equity). Gearing takes into account the Group’s substantial capital investment and susceptibility to external market factors such as crude oil prices, exchange rates and commodity chemical prices. The Group’s gearing level for 2023 increased to 44,7% (2022 – 41,7%; 2021 – 61,5%) largely due to the weaker closing exchange rate.

Financing risk

Financing risk refers to the risk that financing of the Group’s net debt requirements and refinancing of existing borrowings could become more difficult or more costly in the future. This risk can be decreased by managing the Group within the targeted gearing ratio, maintaining an appropriate spread of maturity dates, and managing short-term borrowings within acceptable levels.

The Group’s target for long-term borrowings include an average time to maturity of at least two years, and an even spread of maturities.

Credit rating

	Credit rating
Agency	2023	2022
S&P	BB+ (stable)	BB (positive)
Moody’s	Ba2 (positive)	Ba2 (positive)

On 28 October 2022, S&P upgraded Sasol’s rating from BB to BB+ on the back of debt reduction, and improved cash flow generation supported by stronger commodity prices and improved efficiency; revising the outlook from positive to stable. The stable outlook reflects that recent debt reduction and supportive oil prices will offset near-term headwinds and allow Sasol to maintain Funds From Operations to debt above 45% on average in the coming years.

37	Financial risk management and financial instruments continued
37.2	Financial risk management continued

Risk profile

Risk management and measurement relating to each of these risks is discussed under the headings below (sub-categorised into credit risk, liquidity risk, and market risk) which entails an analysis of the types of risk exposure, the way in which such exposure is managed and quantification of the level of exposure in the statement of financial position.

Credit risk

Credit risk is the risk of financial loss due to counterparties not meeting their contractual obligations. Credit risk is deemed to be low when, based on the forward available information, it is highly probable that the customer will service its debt in accordance with the agreement throughout the period.

How we manage the risk

The risk is managed by the application of credit approvals, limits and monitoring procedures. Where appropriate, the Group obtains security in the form of guarantees to mitigate risk. Counterparty credit limits are in place and are reviewed and approved by the respective subsidiary credit management committees. The central treasury function provides credit risk management for the group-wide exposure in respect of a diversified group of banks and other financial institutions. These are evaluated regularly for financial robustness especially in the current global economic environment. Management has evaluated treasury counterparty risk and does not expect any treasury counterparties to fail in meeting their obligations. The Group maximum exposure is the outstanding carrying amount of the financial asset.

For all financial assets measured at amortised cost, the Group calculates the expected credit loss based on contractual payment terms of the asset. The contractual payment terms for receivables vary from 30 days to 120 days. The exposure to credit risk is influenced by the individual characteristics, the industry and geographical area of the counterparty with whom we have transacted. Financial assets at amortised cost are carefully monitored and reviewed on a regular basis for expected credit loss and impairment based on our credit risk policy.

Expected Credit Loss (ECL) is calculated as a function of probability of default, loss given default and exposure at default. The Group allocates probability of default based on external and internal information. The major portion of the financial assets at amortised cost consists of externally rated customers and the Group uses the average of Moody’s, Fitch and S&P Corporate and Sovereign probability of defaults, depending on whether the customer or holder of the financial asset is corporate or government related. For customers or debtors that are not rated by a formal rating agency, the Group allocates internal credit ratings and default rates taking into account forward looking information, based on the debtors profile and financial status. Loss given default (LGD) is based on the Basel model. World-wide, and especially in South Africa, economies have faced a series of global and local disruptions, including price volatility, elevated energy costs, high inflation, higher cost of debt, etc. As a result the Group applied the Board of Governors of the Federal Reserve System’s formula to derive a downturn LGD to be used for 2023 and 2022, namely 50% for unsecured financial assets and 40% for secured financial assets. Credit enhancement is only taken into account if it is integral to the asset. Trade receivables expected credit loss is calculated over lifetime. Other financial assets expected credit loss is measured over 12 months when the credit risk is low and over lifetime where the credit risk has increased significantly. The Group considers credit risk to have increased significantly when the customer’s credit rating has been downgraded to a lower grade (e.g. A grade to B grade). The Group considers customers to be in default when the receivable is more than 30 days overdue or the customer has failed to honour a repayment arrangement.

37Financial risk management and financial instruments continued

37.2	Financial risk management continued

No single customer represents more than 10% of the Group’s total turnover or more than 10% of total trade receivables for the years ended 30 June 2023, 2022 and 2021. Approximately 49% (2022 — 48%; 2021 — 42%) of the Group’s total turnover is generated from sales within South Africa, while about 19% (2022 — 21%; 2021 — 24%) relates to European sales and 16% (2022 — 16%; 2021 — 18%) relates to sales within the US. The concentration of credit risk within geographic regions is largely aligned with the geographic regions in which the turnover was earned.

Detail of allowances for credit losses:

					12-month
	Lifetime ECL				ECL
					No
	Significant				significant
	increase in	Simplified			increase in
	credit risk	approach			credit risk	Total
	since initial	for trade	Credit-	Total lifetime	since initial	expected
	recognition	receivables	impaired	ECL	recognition	credit loss
	Rm	Rm	Rm	Rm	Rm	Rm
2023
Long-term receivables	—	—	49	49	62	111
Trade receivables	—	34	227	261	—	261
Other receivables	102	—	385	487	4	491
	102	34	661	797	66	863

					12-month
	Lifetime ECL				ECL
					No
	Significant				significant
	increase in	Simplified			increase in
	credit risk	approach			credit risk	Total
	since initial	for trade	Credit-	Total lifetime	since initial	expected
	recognition	receivables	impaired	ECL	recognition	credit loss
	Rm	Rm	Rm	Rm	Rm	Rm
2022
Long-term receivables	—	—	41	41	44	85
Trade receivables	—	30	101	131	—	131
Other receivables	1	—	272	273	58	331
	1	30	414	445	102	547

The ECL relating to trade and other receivables increased despite decreases in their respective carrying amounts mainly due to allowances against specific defaulting customers.

Overview of the credit risk profile of financial assets measured at amortised cost is as follows:

	2023			2022
	Low risk	Medium risk	High risk	Low risk	Medium risk	High risk
			CCC+ and			CCC+ and
	AAA to A-	BBB+ to B-	below	AAA to A-	BBB+ to B-	below
	%	%	%	%	%	%
Long-term receivables	29	59	12	51	43	6
Trade receivables	77	18	5	73	24	3
Other receivables	82	15	3	83	15	2
Cash and cash equivalents*	20	78	2	18	81	1
*	Includes long-term restricted cash.
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Liquidity risk

Liquidity risk is the risk that an entity in the Group will be unable to meet its obligations as they become due.

The global economic landscape remains volatile, including fluctuating oil and petrochemical prices, an unstable product demand environment and inflationary pressure. In South Africa, the underperformance of state-owned enterprises and socio-economic challenges continues to impact volumes, margins and resultant profitability.

How we manage the risk

The Group manages liquidity risk by effectively managing its working capital, capital expenditure and cash flows, making use of a central treasury function to manage pooled business unit cash investments and borrowing requirements. Currently the Group is maintaining a positive liquidity position, conserving the Group’s cash resources through continued focus on working capital improvement, cost savings and capital reprioritisation.

The Group meets its financing requirements through a mixture of cash generated from its operations and, short and long-term borrowings and strives to maintain adequate banking facilities and reserve borrowing capacities. Adequate banking facilities and reserve borrowing capacities are maintained. The Group has refinanced its existing banking facilities, due to mature in calendar year 2024, into a new banking facility totaling nearly USD3 billion comprising of a revolving credit facility and term loan facility, both with a five-year maturity and with two extension options of one year each. Refer to note 14. The Group is in compliance with all of the financial covenants per its loan agreements, none of which are expected to present a material restriction on funding or its investment policy in the near future.

Protection of downside risk for the balance sheet was a key priority for the Group during volatile times, resulting in the execution of our hedging programme to address oil price, ethane price and currency exposure.

The net debt to EBITDA (bank definition) at 30 June 2023 was 1,2 times (2022 – 0,8 times), significantly below the covenant threshold level of 3 times.

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37.2	Financial risk management continued

Our exposure to and assessment of the risk

The maturity profile of the undiscounted contractual cash flows of financial instruments at 30 June were as follows:

		Carrying	Contractual	Within one	One to	Three to	More than
		amount	cash flows*	year	three years	five years	five years
	Note	Rm	Rm	Rm	Rm	Rm	Rm
2023
Financial assets
Non-derivative instruments
Long-term receivables	18	2 803	3 105	—	1 119	273	1 713
Trade and other receivables	23	30 915	30 915	30 915	—	—	—
Cash and cash equivalents	26	53 926	53 926	53 926	—	—	—
Investments through other comprehensive income		713	713	713	—	—	—
Investments through profit or loss		1 237	1 237	1 237	—	—	—
Long-term restricted cash		1 447	1 447	—	—	—	1 447
		91 041	91 343	86 791	1 119	273	3 160
Derivative instruments
Forward exchange contracts		133	17 866	17 866	—	—	—
Crude oil put options		253	253	253	—	—	—
Foreign exchange zero cost collars		76	76	76	—	—	—
Other commodity derivatives		10	10	10	—	—	—
Oxygen supply contract embedded derivative		516	891	69	138	138	546
		92 029	110 439	105 065	1 257	411	3 706
Financial liabilities
Non-derivative instruments
Long-term debt**	14	(124 068)	(160 266)	(36 198)	(13 241)	(56 442)	(54 385)
Lease liabilities	15	(16 297)	(34 111)	(3 261)	(5 364)	(3 559)	(21 927)
Short-term debt	16	(79)	(79)	(79)	—	—	—
Trade and other payables	24	(35 118)	(35 118)	(35 118)	—	—	—
Bank overdraft	26	(159)	(159)	(159)	—	—	—
		(175 721)	(229 733)	(74 815)	(18 605)	(60 001)	(76 312)
Derivative instruments
Forward exchange contracts		(353)	(18 086)	(18 086)	—	—	—
Foreign exchange zero cost collars		(579)	(579)	(579)	—	—	—
Ethane swap options		(158)	(158)	(158)	—	—	—
Crude oil futures		(12)	(12)	(12)	—	—	—
Oxygen supply contract embedded derivative		(993)	(3 606)	(64)	(109)	(101)	(3 332)
		(177 816)	(252 174)	(93 714)	(18 714)	(60 102)	(79 644)
*	Contractual cash flows include interest payments.

**

The repayment of the notional amount of the convertible bonds is included in the one to three years category, in line with the contractual maturity date. The convertible bonds are convertible into ordinary shares of Sasol at the election of the holders if the Sasol share price appreciates above a specified conversion price. Refer to note 14 for more information.

The impact of the refinancing activities can be seen in the significant increase in contractual payments due beyond three years.

Current financial assets are sufficient to cover financial liabilities for the next year. The shortfall beyond one year will be funded through cash generated from operations, utilisation of available facilities and the refinancing of existing debt.

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37.2	Financial risk management continued

		Carrying	Contractual	Within one	One to	Three to	More than
		amount	cash flows*	year	three years	five years	five years
	Note	Rm	Rm	Rm	Rm	Rm	Rm
2022
Financial assets
Non-derivative instruments
Long-term receivables	18	3 023	3 316	—	1 447	777	1 092
Trade and other receivables	23	38 936	38 936	38 936	—	—	—
Cash and cash equivalents	26	43 140	43 140	43 140	—	—	—
Investments through other comprehensive income		493	493	493	—	—	—
Long-term restricted cash		1 531	1 531	—	—	—	1 531
		87 123	87 416	82 569	1 447	777	2 623
Derivative instruments
Forward exchange contracts		68	9 005	9 005	—	—	—
Crude oil futures		25	25	25	—	—	—
Foreign exchange zero cost collars		76	76	76	—	—	—
Crude oil zero cost collars		17	17	17	—	—	—
Other commodity derivatives		61	61	61	—	—	—
Oxygen supply contract embedded derivative		621	1 236	69	135	142	890
		87 991	97 836	91 822	1 582	919	3 513
Financial liabilities
Non-derivative instruments
Long-term debt	14	(104 834)	(123 107)	(25 980)	(51 730)	(14 527)	(30 870)
Lease liabilities**	15	(16 034)	(31 386)	(2 941)	(4 778)	(3 550)	(20 117)
Short-term debt	16	(82)	(82)	(82)	—	—	—
Trade and other payables	24	(39 873)	(39 873)	(39 873)	—	—	—
Bank overdraft	26	(173)	(173)	(173)	—	—	—
		(160 996)	(194 621)	(69 049)	(56 508)	(18 077)	(50 987)
Derivative instruments
Forward exchange contracts		(50)	(8 986)	(8 986)	—	—	—
Foreign exchange zero cost collars		(454)	(454)	(454)	—	—	—
Crude oil zero cost collar		(6 176)	(6 176)	(6 176)	—	—	—
Coal swap options		(112)	(112)	(112)	—	—	—
Oxygen supply contract embedded derivative		(282)	(1 850)	(6)	—	—	(1 844)
Other commodity derivatives		(53)	(53)	(53)	—	—	—
		(168 123)	(212 252)	(84 836)	(56 508)	(18 077)	(52 831)
*	Contractual cash flows include interest payments.
**

During the year a misstatement was identified in the calculation of the contractual cash flows in relation to certain lease liabilities. Contractual cash flows presented as R27 107 million have been revised by R4 279 million to R31 386 million for 2022. The maturity profile was also adjusted accordingly.

37	Financial risk management and financial instruments continued
37.2	Financial risk management continued

Market risk

Market risk is the risk arising from possible market price movements and their impact on the future cash flows of the business. The market price movements that the Group is exposed to:

Foreign currency risk

Foreign currency risk is a risk that earnings and cash flows will be affected due to changes in exchange rates.

How we manage the risk

The Audit Committee sets broad guidelines in terms of tenor and hedge cover ratios specifically to assess future currency exposure, which have the potential to materially affect our financial position. These guidelines and our hedging policy are reviewed from time to time. This hedging strategy enables us to better predict cash flows and thus manage our liquidity and key financial metrics more effectively. Foreign currency risks are managed through the Group’s hedging policy and financing policies and the selective use of various derivatives.

Our exposure to and assessment of the risk

The Group’s transactions are predominantly entered into in the respective functional currency of the individual operations. The construction of the LCCP has largely been financed through funds obtained in US dollar, with a small portion of funds obtained from Rand sources. A large portion of our turnover and capital investments are significantly impacted by the rand/US$ and rand/EUR exchange rates. Some of our fuel products are governed by the BFP, of which a significant variable is the rand/US$ exchange rate. Our export chemical products are mostly commodity products whose prices are largely based on global commodity and benchmark prices quoted in US dollars and consequently are exposed to exchange rate fluctuations that have an impact on cash flows. These operations are exposed to foreign currency risk in connection with contracted payments in currencies not in their individual functional currency. The most significant exposure for the Group exists in relation to the US dollar and the Euro. The translation of foreign operations to the presentation currency of the Group is not taken into account when considering foreign currency risk.

Zero-cost collars

In line with the risk mitigation strategy, the Group hedges a significant portion of its estimated foreign currency exposure in respect of forecast sales and purchases over the following 12 months. The Group mainly uses zero-cost collars to hedge its currency risk, most with a maturity of less than one year from the reporting date.

Forward exchange contracts

Forward exchange contracts (FECs) are utilised throughout the Group to hedge the risk of currency depreciation on committed and highly probable forecast transactions. Transactions hedged with FECs include capital and goods purchases (imports) and sales (exports).

Refer to the summary of our derivatives below.

37	Financial risk management and financial instruments continued

37.2Financial risk management continued

The following significant exchange rates were applied during the year:

	Average rate		Closing rate
	2023	2022	2023	2022
	Rand	Rand	Rand	Rand
Rand/Euro	18,62	17,15	20,55	17,07
Rand/US$	17,77	15,21	18,83	16,28

The table below shows the significant currency exposure where entities within the Group have monetary assets or liabilities that are not in their functional currency, have exposure to the US dollar or the Euro. The amounts have been presented in rand by converting the foreign currency amount at the closing rate at the reporting date.

	2023		2022
	Euro	US dollar	Euro	US dollar
	Rm	Rm	Rm	Rm
Long-term receivables	—	339	—	336
Trade and other receivables[1]	544	3 520	739	4 961
Cash and cash equivalents[1]	2 835	1 872	2 158	3 359
Net exposure on assets	3 379	5 731	2 897	8 656
Trade and other payables[2]	(302)	(2 129)	(166)	(4 552)
Net exposure on liabilities	(302)	(2 129)	(166)	(4 552)
Exposure on external balances	3 077	3 602	2 731	4 104
Net exposure on balances between Group companies	(2 323)	8 484	1 981	8 286
Total net exposure	754	12 086	4 712	12 390
1	The US$ amounts in 2022 related to proceeds generated through exports from South Africa.
2	The above-average US$ amount in 2022 was due to purchases of crude oil at higher prices which normalised in the current year.

Sensitivity analysis

The following sensitivity analysis is provided to show the foreign currency exposure of the individual entities at the end of the reporting period. This analysis is prepared based on the statement of financial position balances that exist at year-end, for which there is currency risk, before consideration of currency derivatives, which exist at that point in time. The effect on equity is calculated as the effect on profit and loss. The effect of translation of results into presentation currency of the Group is excluded from the information provided.

37	Financial risk management and financial instruments continued
37.2	Financial risk management continued

A 10% weakening in the Group’s significant exposure to the foreign currency at 30 June would have increased either the equity or the profit by the amounts below, before the effect of tax. This analysis assumes that all other variables, in particular, interest rates, remain constant, and has been performed on the same basis for 2022.

	2023		2022
	Euro	US dollar	Euro	US dollar
	Rm	Rm	Rm	Rm
Equity	75	1 209	325	1 239
Income statement	75	1 209	325	1 239

A 10% movement in the opposite direction in the Group’s exposure to foreign currency would have an equal and opposite effect to the amounts disclosed above.

Interest rate risk

Interest rate risk is the risk that the value of short-term investments and financial activities will change as a result of fluctuations in the interest rates.

Fluctuations in interest rates impact on the value of short-term investments and financing activities, giving rise to interest rate risk. The Group has significant exposure to interest rate risk due to the volatility in South African, European and US interest rates.

How we manage the risk

Our debt is comprised of different instrument notes, which by their nature either bear interest at a floating or a fixed rate. We monitor the ratio of floating and fixed interest in our loan portfolio and manage this ratio, by electing to incur either bank loans, bearing a floating interest rate, or bonds, which bear a fixed interest rate. We may also use interest rate swaps, where appropriate, to convert some of our debt into either floating or fixed rate debt to manage the composition of our portfolio. There were no open interest rate swaps at 30 June 2023 and consequently no hedge accounting was applied in the current year.

In respect of financial assets, the Group’s policy is to invest cash at floating rates of interest and cash reserves are to be maintained in short-term investments (less than one year) in order to maintain liquidity, while achieving a satisfactory return for shareholders.

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37.2	Financial risk management continued

Our exposure to and assessment of the risk

At the reporting date, the interest rate profile of the Group’s interest-bearing financial instruments, including the effect of the interest rate swap was:

Carrying value
	2023	2022
	Rm	Rm
Variable rate instruments
Financial assets	50 123	40 250
Financial liabilities	(20 911)	(26 094)
	29 212	14 156
Fixed rate instruments
Financial assets	7 005	7 121
Financial liabilities*	(103 317)	(78 913)
	(96 312)	(71 792)
Interest profile (variable: fixed rate as a percentage of total financial assets)	88:12	85:15
Interest profile (variable: fixed rate as a percentage of total financial liabilities)	17:83	25:75
*	The increase in fixed exposure is due to the issuance of additional fixed-rate debt in the current period.

Cash flow sensitivity for variable rate instruments

Financial instruments affected by interest rate risk include borrowings, deposits, trade receivables and trade payables. A change of 1% in the prevailing interest rate in a particular currency at the reporting date would have increased/(decreased) earnings by the amounts shown below before the effect of tax. The sensitivity analysis has been prepared on the basis that all other variables, in particular foreign currency rates, remain constant and has been performed on the same basis for 2022. Interest is recognised in the income statement using the effective interest rate method.

	Income statement — 1% increase
			United States
	South Africa	Europe	of America	Other
	Rm	Rm	Rm	Rm
30 June 2023	300	28	(63)	26
30 June 2022	257	22	(153)	16

A 1% decrease in interest rates would have an equal and opposite effect to the amounts disclosed above.

The Group had exposure to the variable US dollar London Interbank Overnight Rate (LIBOR) through the USD term loan and revolving credit facilities. In the prior period, the Group has entered into USD interest rate swaps to convert a portion of the Group’s exposure to the variable LIBOR to a fixed rate. The swaps were designated as hedging instruments in a cash flow hedge.

37.	Financial risk management and financial instruments continued

37.2Financial risk management continued

Effective 15 March 2022, the term loan and revolving credit facilities as well as two of the swaps were transitioned to the Secured Overnight Financing Rate (SOFR). The transition also entailed the addition of a fixed credit adjustment spread to the SOFR and new fallback clauses. The fixed credit adjustment spread is based on the rate published by Bloomberg Index Services Limited following the Financial Conduct Authority’s Cessation Announcement on 5 March 2021. The Group qualified for and has applied the reliefs provided by IBOR reform Phase 2 that allowed the Group’s hedging relationships to continue. For the remaining swaps, the Phase 1 amendments allowed hedge accounting to continue for affected hedges during the period of uncertainty before the hedged items or hedging instruments are amended as a result of the interest rate benchmark reform.

Throughout 2022, the Group has continued to make significant progress in repaying variable USD debt, to the extent that the forecasted future interest payments over the remaining term of the interest rate swap are largely no longer probable. Hedge accounting was discontinued prospectively from 30 April 2022 and the remaining balance of R1,1 billion in the hedge reserve was reclassified to profit as a derivative gain included in other operating expenses.

The Group’s remaining exposure to IBORs relate mainly to loans denominated in JIBAR. Refer to note 1.

Commodity price risk

Commodity price risk is the risk of fluctuations in our earnings as a result of fluctuation in the price of commodities.

How we manage the risk

The Group makes use of derivative instruments, including options and commodity swaps as a means of mitigating price movements and timing risks on crude oil purchases and sales and ethane purchases and export coal sales. The Group entered into hedging contracts which provide downside protection against decreases in commodity prices. Refer to the summary of our derivatives below.

Our exposure to and assessment of the risk

A substantial proportion of our turnover is derived from sales of petroleum and petrochemical products. Market prices for crude oil fluctuate because they are subject to international supply and demand and political factors. Our exposure to the crude oil price centres primarily around the selling price of the fuel marketed by our Energy business which is governed by the Basic Fuel Price (BFP) formula, the crude oil related raw materials used in our Natref refinery and certain of our offshore operations including where chemical prices are linked to the crude oil price. Key factors in the BFP are the Mediterranean and Singapore or Mediterranean and Arab Gulf product prices for petrol and diesel, respectively.

Dated Brent crude oil prices applied during the year:

	Dated Brent Crude
	2023	2022
	US$	US$
High	124,79	137,64
Average	87,34	92,06
Low	71,70	66,17

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37.2	Financial risk management continued

Summary of our derivatives

In the normal course of business, the Group enters into various derivative transactions to mitigate our exposure to foreign exchange rates, interest rates and commodity prices. Derivative instruments used by the Group in hedging activities include swaps, options, forwards and other similar types of instruments.

	Financial	Financial	Financial	Financial
	asset	liability	asset	liability	Income statement gain/(loss)
	2023	2023	2022	2022	2023	2022	2021
	Rm	Rm	Rm	Rm	Rm	Rm	Rm
Commodity and currency derivatives
Interest rate swap options	—	—	—	—	—	1 029	(37)
Crude oil put options	253	—	—	—	(507)	—	(1 545)
Crude oil zero cost collars	—	—	17	(6 176)	3 953	(11 349)	(1 871)
Crude oil swap options	—	—	—	—	—	(5 140)	(1 267)
Crude oil futures	—	(12)	25	—	401	(1 049)	(774)
Ethane swap options	—	(158)	—	—	(272)	279	680
Coal swap options	—	—	—	(112)	1 099	691	—
Other commodity derivatives	10	—	61	(53)	180	(593)	—
Forward exchange contracts	133	(353)	68	(50)	(1 339)	(677)	1 011
Foreign exchange zero cost collars	76	(579)	76	(454)	(301)	(1 580)	4 027
Embedded derivatives
Convertible bond embedded derivative	—	(1 302)	—	—	867	—	—
Oxygen supply contract embedded derivatives*	516	(993)	621	(282)	(794)	64	2 058
Non-derivative financial instruments
Investments at fair value through profit or loss**	1 237	—	—	—	—	—	—
	2 225	(3 397)	868	(7 127)	3 287	(18 325)	2 282
*	Relates to a US dollar derivative that is embedded in long-term oxygen supply contracts to our SO.

**	Fair value gains and losses are presented in other operating income and expenses, separately from derivative gains and losses.

		Contract/Notional amount*					Average price**
		Open	Settled	Open	Settled		Floor	Cap	Floor	Cap
		2023	2023	2022	2022		2023	2023	2022	2022
		Million	Million	Million	Million
Fair value hedges
Crude oil put options purchased***	barrels	16,3	—	—	10,0	US$/bbl	49,4	—	—	—
Crude oil put options sold	barrels	—	—	—	10,0	US$/bbl	—	—	—	—
Crude oil zero cost collars	barrels	—	29,0	29,0	24,0	US$/bbl	—	—	63,3	96,6
Crude oil swap options	barrels	—	—	—	18,0	US$/bbl	—		—
Crude oil futures	US$	2	21	1	29	US$/bbl	75,0		109,9
Ethane swap options	barrels	3,6	1,3	—	4,0	US$ c/gal	30,1	—	—	—
Coal swaps	ton	—	0,9	0,4	1,0	US$/ton	—	—	293,7	—
Forward exchange contracts	US$	836	—	334	—	R/US$	18,61		16,24
Forward exchange contracts	EUR	30	—	70	—	US$/EUR	1,10		1,07
Foreign exchange zero cost collars	US$	2 760	4 400	4 400	3 900	R/US$	16,72	20,71	15,04	18,06

*       The notional amount is the sum of the absolute value of all contracts for both derivative assets and liabilities.

**     For open positions.

***   Total premium paid for contracts entered into in the year US$42,0 million (2022: US$nil million).

37	Financial risk management and financial instruments continued
37.2	Financial risk management continued

Accounting policies:

Derivative financial instruments and hedging activities

The Group is exposed to market risks from changes in interest rates, foreign exchange rates and commodity prices. The Group uses derivative instruments to hedge its exposure to these risks. Additionally, there are embedded derivatives that have been bifurcated in certain of the Group’s long-term supply agreements and borrowings.

All derivative financial instruments are initially recognised at fair value and are subsequently stated at fair value at the reporting date. Attributable transaction costs are recognised in the income statement when incurred. Resulting gains or losses on derivative instruments, excluding designated and effective hedging instruments, are recognised in the income statement.

To the extent that a derivative instrument has a maturity period of longer than one year, the fair value of these instruments will be reflected as a non-current asset or liability.

Contracts to buy or sell non-financial items (e.g. gas or electricity) that were entered into and continue to be held for the purpose of the receipt of the non‑financial items in accordance with the Group’s expected purchase or usage requirements are not accounted for as derivative financial instruments. Purchase commitments relating to these contracts are disclosed in note 3.

Hedge accounting

The Group continues to apply the hedge accounting requirements of IAS 39 ‘Financial Instruments: Recognition and Measurement’.

Where a derivative instrument is designated as a cash flow hedge of an asset, liability or highly probable forecast transaction that could affect the income statement, the effective part of any gain or loss arising on the derivative instrument is recognised as other comprehensive income and is classified as a cash flow hedge accounting reserve until the underlying transaction occurs. The ineffective part of any gain or loss is recognised in the income statement. If the hedging instrument no longer meets the criteria for cash flow hedge accounting, expires or is sold, terminated, exercised, or the designation is revoked, then hedge accounting is discontinued prospectively.

If the forecast transaction results in the recognition of a non-financial asset or non-financial liability, the associated gain or loss is transferred from the cash flow hedge accounting reserve, as other comprehensive income, to the underlying asset or liability on the transaction date. If the forecast transaction is no longer expected to occur, then the cumulative balance in other comprehensive income is recognised immediately in the income statement as reclassification adjustments. Other cash flow hedge gains or losses are recognised in the income statement at the same time as the hedged transaction occurs.

Economic hedges

When derivative instruments, including forward exchange contracts, are entered into as fair value hedges, no hedge accounting is applied. All gains and losses on fair value hedges are recognised in the income statement.